                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                                OFFER TO EXCHANGE

 UP TO $250,000,000 AGGREGATE PRINCIPAL AMOUNT OF 10 1/2% SENIOR NOTES DUE 2010,

    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

                    PURSUANT TO THE PROSPECTUS, DATED , 2003,

                      FOR ALL OF THE ISSUED AND OUTSTANDING

                        10 1/2% SENIOR NOTES DUE 2010 OF

                           HLI OPERATING COMPANY, INC.

                A SUBSIDIARY OF HAYES LEMMERZ INTERNATIONAL, INC.

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2003, UNLESS THE EXCHANGE OFFER IS EARLIER TERMINATED OR EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO EXPIRATION OR TERMINATION OF THE EXCHANGE OFFER.
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:
                         U.S. BANK NATIONAL ASSOCIATION

              By Overnight Courier, Hand, Regular or Certified Mail

                             U.S. Bank Trust Center
                         Attn: Specialized Finance Group
                          180 E. Fifth Street, 4th Flr.
                               St. Paul, MN 55101

                                  By Facsimile:
                     (Eligible Guarantor Institutions Only)

                                 (651) 244-1537

                             To Confirm by Telephone
                            or for Information Call:

                                 1-800-934-6802


         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THE LETTER OF TRANSMITTAL.

         By signing this Letter of Transmittal, you hereby acknowledge that you have received and reviewed the Prospectus, dated ___________, 2003, of HLI Operating Company, Inc., and this Letter of Transmittal. The Prospectus, together with this Letter of Transmittal, constitutes HLI Operating Company, Inc.'s offer to exchange an aggregate principal amount of up to $250,000,000 of our 10 1/2% Senior Notes due 2010 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of our issued and outstanding 10 1/2% Senior Notes due 2010 (the "Old Notes"). The Old Notes were issued in offerings under Rule 144A and Regulation S of the Securities Act that were not registered under the Securities Act. This Exchange Offer is being extended to all holders of the Old Notes.

         If you decide to tender your Old Notes, and we accept the Old Notes, this will constitute a binding agreement between you and HLI Operating Company, Inc., subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal. Unless you comply with the procedures described in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures," you must do one of the following on or prior to the expiration of the Exchange Offer to participate in the Exchange Offer:


o tender your Old Notes by sending the certificates representing your Old Notes and a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the Exchange Agent at the address listed above; or



o tender your Old Notes by using the book-entry procedures described in the Prospectus under the caption "The Exchange Offer - Book-Entry Transfer," and sending a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by the Letter of Transmittal, or an Agent's Message (as defined below) instead of this Letter of Transmittal, to the Exchange Agent.


In order for a book-entry transfer to constitute a valid tender of your Old Notes in the Exchange Offer, the Exchange Agent must receive a confirmation of book-entry transfer (a "Book-Entry Confirmation") of your Old Notes into the Exchange Agent's account at The Depository Trust Company prior to the expiration of the Exchange Offer. The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, we may enforce the Letter of Transmittal against you.

         DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY'S BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         If you are a holder of Old Notes and wish to tender your Old Notes in the Exchange Offer, but (1) the Old Notes are not immediately available, (2) time will not permit your certificates for Old Notes or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may tender Old Notes by following the procedures described in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures."

         Only registered holders of Old Notes - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Old Notes - are entitled to tender their Old Notes for exchange in the Exchange Offer. If you are a beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Old Notes in the Exchange Offer, you should promptly contact the person in whose name the Old Notes are registered and instruct that person to tender on your behalf. If you wish to tender in the Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates for your Old Notes, you must either make appropriate arrangements to register ownership of the Old Notes in your name or obtain a properly completed bond power from the person in whose name the Old Notes are registered.

         YOU MUST COMPLETE THIS LETTER OF TRANSMITTAL IF YOU ARE A REGISTERED HOLDER OF OLD NOTES - WHICH TERM, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, INCLUDES ANY PARTICIPANT IN THE DEPOSITORY TRUST COMPANY'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE OLD NOTES - AND EITHER (1) YOU WISH TO TENDER THE CERTIFICATES REPRESENTING YOUR OLD NOTES TO THE EXCHANGE AGENT TOGETHER WITH THIS LETTER OF TRANSMITTAL OR (2) YOU WISH TO TENDER YOUR OLD NOTES BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND YOU ELECT TO SUBMIT THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT INSTEAD OF AN AGENT'S MESSAGE.

         In order to properly complete this Letter of Transmittal, you must: (1) complete the box entitled "Description of Old Notes Tendered," (2) if appropriate, check and complete the boxes relating to book-entry transfer and guaranteed delivery and the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions," (3) sign this Letter of Transmittal by completing the box entitled "Sign Here" and (4) complete the box entitled "Substitute Form W-9." By completing the box entitled "Description of Old Notes Tendered" and signing below, you will have tendered your Old Notes for exchange on the terms and conditions described in the Prospectus and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

         BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES


                                                                                       AGGREGATE
                DESCRIPTION OF OLD NOTES TENDERED                                      PRINCIPAL       PRINCIPAL
                         NAME AND ADDRESS                             CERTIFICATE    AMOUNT OF OLD       AMOUNT
                      OF REGISTERED HOLDER                             NUMBER(s)*       NOTE(s)        TENDERED**
                ---------------------------------                    --------------- --------------- ---------------

                                                                     --------------- --------------- ---------------

                                                                     --------------- --------------- ---------------

                                                                     --------------- --------------- ---------------

                                                                     --------------- --------------- ---------------
                                                                       TOTAL:
                                                                     -----------------------------------------------


*  Need not be completed by holders who tender by book-entry transfer.

** Old Notes tendered by this Letter of Transmittal must be in denominations of $1,000 principal amount and any integral multiple thereof. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Old Notes represented by the certificate(s) listed in column 1. See Instruction 4.

                     BOXES BELOW TO BE CHECKED AS APPLICABLE




( ) CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR OLD NOTES IS BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.


( ) CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR OLD NOTES HAS BEEN LOST, DESTROYED OR STOLEN AND YOU REQUIRE ASSISTANCE IN OBTAINING A NEW CERTIFICATE(s).



         Certificate Number(s)__________________________________________________
         Principal Amount(s) Represented________________________________________

         You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing Old Notes. (See Instruction 12)



             SPECIAL ISSUANCE INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 1, 5 AND 6)                               (SEE INSTRUCTIONS 1, 5 AND 6)
TO BE COMPLETED ONLY IF NEW NOTES OR OLD NOTES NOT              TO BE COMPLETED ONLY IF NEW NOTES OR OLD NOTES NOT
TENDERED OR EXCHANGED ARE TO BE ARE TO BE ISSUED                TENDERED OR EXCHANGED ARE TO BE DELIVERED TO SOMEONE
IN THE NAME OF SOMEONE OTHER THAN THE REGISTERED                OTHER THAN THE REGISTERED HOLDER OF THE OLD NOTES
HOLDER OF THE OLD NOTES WHOSE NAME(s) APPEAR BELOW.             WHOSE  NAME(s) APPEAR(s) BELOW OR TO THE REGISTERED
                                                                HOLDER AT AN ADDRESS OTHER THAN THAT SHOWN BELOW.

( )       Old Note(s) to:                                       ( )       Old Note(s) to:
( )       New Note(s) to:                                       ( )       New Note(s) to:

Name ___________________________________________                Name ___________________________________________
                    (PLEASE PRINT)                                              (PLEASE PRINT)

Address_________________________________________                Address_________________________________________

________________________________________________                ________________________________________________
                       (ZIP CODE)                                                  (ZIP CODE)

Telephone Number (_____)________-                               Telephone Number (_____)_________-


________________________________________________                ________________________________________________
  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)                      (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
              (SEE INSTRUCTION 9)                                              (SEE INSTRUCTION 9)


( ) CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
         FOLLOWING:

         Name(s) of Registered Holder(s)
         Window Ticket Number (if any)
         Date of Execution of Notice of Guaranteed Delivery
         Name of Institution Which Guaranteed Delivery

                  If delivered by Book-Entry Transfer, complete the following:

         Name of Tendering Institution
         Account Number
         Transaction Code Number


             BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY


( ) CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution
         Account Number
         Transaction Code Number



( ) CHECK HERE IF OLD NOTES THAT ARE NOT TENDERED OR NOT EXCHANGED ARE TO BE RETURNED BY CREDITING. THE DEPOSITORY TRUST COMPANY ACCOUNT NUMBER INDICATED ABOVE.

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, as described in the Prospectus and this Letter of Transmittal, I hereby tender to HLI Operating Company, Inc., the aggregate principal amount of Old Notes described above in the box entitled "Description of Old Notes Tendered" in exchange for a like principal amount of New Notes which have been registered under the Securities Act.

         Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer -- including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment -- I hereby sell, assign and transfer to, or upon the order of, HLI Operating Company, Inc., all right, title and interest in and to the Old Notes tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact -- with full knowledge that the Exchange Agent is also acting as the agent of HLI Operating Company, Inc. in connection with the Exchange Offer -- with respect to the tendered Old Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates for the tendered Old Notes to HLI Operating Company, Inc., together with all accompanying evidences of transfer and authenticity to, or upon the order of, HLI Operating Company, Inc., upon receipt by the Exchange Agent, as my agent, of the New Notes to be issued in exchange for the tendered Old Notes, (2) present certificates for the tendered Old Notes for transfer, and to transfer the tendered Old Notes on the books of HLI Operating Company, Inc., and (3) receive for the account of HLI Operating Company, Inc. all benefits and otherwise exercise all rights of ownership of the tendered Old Notes, all in accordance with the terms and conditions of the Exchange Offer.


         I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the Old Notes tendered by this Letter of Transmittal and that, when the tendered Old Notes are accepted for exchange, HLI Operating Company, Inc. will acquire good, marketable and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Old Notes are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by HLI Operating Company, Inc. or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Old Notes tendered by this Letter of Transmittal, and I will comply with my obligations, if any, under the Registration Rights Agreement, dated as of June 3, 2003 (the "Registration Rights Agreement"), among HLI Operating Company, Inc., the guarantors party thereto and the initial purchasers of the Old Notes. I have read and I agree to all of the terms of the Exchange Offer.


         The name(s) and address(es) of the registered holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Old Notes -- of the Old Notes tendered by this Letter of Transmittal are printed above as they appear on the certificate(s) representing the Old Notes. The certificate number(s) and the Old Notes that I wish to tender are indicated in the appropriate boxes above.

         Unless I have otherwise indicated by completing the box entitled "Special Issuance Instructions" above, I hereby direct that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that the New Notes be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless I have otherwise indicated by completing the box entitled "Special Delivery Instructions," I hereby direct that the New Notes be delivered to the address shown below my signature.

         If I have (1) tendered any Old Notes that are not exchanged in the Exchange Offer for any reason or (2) submitted certificates for more Old Notes than I wish to tender, unless I have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," I hereby direct that certificates for any Old Notes that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below my signature or, in the case of a book-entry transfer of Old Notes, that Old Notes that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at HLI Operating Company, Inc.'s expense, promptly following the expiration or termination of the Exchange Offer.

         I understand that if I decide to tender Old Notes, and HLI Operating Company, Inc. accepts the Old Notes for exchange, this will constitute a binding agreement between me and HLI Operating Company, Inc., subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal.

         I also recognize that, under certain circumstances described in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer," HLI Operating Company, Inc. may not be required to accept for exchange any of the Old Notes tendered by this Letter of Transmittal.

         By tendering Old Notes and executing this Letter of Transmittal, or delivering an Agent's Message instead of this Letter of Transmittal, I hereby represent and agree: (1) that any New Notes received in exchange for my Old Notes in the Exchange Offer are being acquired by me or any other person receiving such New Notes in the ordinary course of my or such other person's business; (2) that at the time of the commencement of the Exchange Offer, I do not, or any other person who will receive New Notes in exchange for my Old Notes does not, have any arrangement or understanding with any person to participate in the "distribution" (as defined in the Securities Act) of the New Notes in violation of the Securities Act; (3) that I am not holding Old Notes that have, or are reasonably likely to have, the status of an unsold allotment; (4) that I am not, or such other person receiving New Notes in exchange for my Old Notes is not, an "affiliate" (as defined in Rule 405 under the Securities Act) of HLI Operating Company, Inc. or, if I am, or such other person is, an affiliate of HLI Operating Company, Inc., that I or such other person will comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction; (5) that if I am not, or such other person receiving New Notes in exchange for my Old Notes is not, a Participating Broker-Dealer, that I am not, or such other person is not, engaged in, and I do not, or such other person does not, intend to engage in the distribution of the New Notes; and (6) that if I am a Participating Broker-Dealer, that I will receive the New Notes for my own account in exchange for Old Notes that were acquired by me as a result of my market-making or other trading activities and that I will deliver a prospectus in connection with any resale of the New Notes I receive in the Exchange Offer. As used in this Letter of Transmittal, a "Participating Broker-Dealer" is a broker-dealer that receives New Notes for its own account in exchange for Old Notes that it acquired as a result of market-making or other trading activities. If I am a Participating Broker-Dealer, by making the representation set forth above and delivering a prospectus in connection with any resale transaction involving the New Notes, I understand that I will not be deemed to have admitted that I am an "underwriter" within the meaning of the Securities Act.

         HLI Operating Company, Inc. has agreed, subject to the terms of the Registration Rights Agreement, that for a period of not more than 180 days after the effectiveness of the Registration Statement of which the Prospectus forms a part, it will make the Prospectus, as amended or supplemented from time to time, available to any Participating Broker-Dealer for use in connection with resales of the New Notes. Each Participating Broker-Dealer, by tendering Old Notes and executing this Letter of Transmittal, or delivering an Agent's Message instead of this Letter of Transmittal, agrees that, upon receipt of notice from HLI Operating Company, Inc. of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference in the Prospectus, in light of the circumstances under which they were made, not misleading, the Participating Broker-Dealer will suspend the sale of New Notes under the Prospectus. Each Participating Broker-Dealer further agrees that, upon receipt of a notice from HLI Operating Company, Inc. to suspend the sale of New Notes as provided above, the Participating Broker-Dealer will suspend resales of the New Notes until (1) HLI Operating Company, Inc. has amended or supplemented the Prospectus to correct the misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or (2) HLI Operating Company, Inc. has given notice that the sale of the New Notes may be resumed, as the case may be. If HLI Operating Company, Inc. gives notice to suspend the sale of the New Notes as provided above, it will extend the period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers receive copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which HLI Operating Company, Inc. has given notice that the sale of New Notes may be resumed, as the case may be.

         As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of New Notes received in exchange for Old Notes in the Exchange Offer must notify HLI Operating Company, Inc. on or prior to the expiration of the Exchange Offer that it is a Participating Broker-Dealer. Participating Broker-Dealers must send the required written notice to HLI Operating Company, Inc., to HLI Operating Company, Inc.'s executive offices located at 15300 Centennial Drive, Northville, Michigan 48167,
Attention: Patrick C. Cauley, Esq., General Counsel and Secretary, and this notice must be received by HLI Operating Company, Inc. at or prior to the expiration of the Exchange Offer.


         Interest on the New Notes will accrue (1) from the later of (a) the last date to which interest was paid on the Old Notes surrendered in exchange for the New Notes or (b) if the Old Notes are surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of the exchange and as to which interest will be paid, the date of the interest payment or (2) if no interest has been paid on the Old Notes, from June 3, 2003.


         All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Prospectus, this tender is irrevocable.

                                    SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)
         (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW; SEE INSTRUCTION 9)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)


This Letter of Transmittal must be signed by (1) the registered holder(s) - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Old Notes - exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Old Notes tendered or on the register of holders maintained by HLI Operating Company, Inc., or (2) by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal - including any opinions of counsel, certifications and other information as may be required by HLI Operating Company, Inc., for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.



      -------------------------------------------------------------------

      -------------------------------------------------------------------
                            SIGNATURE(s) OF HOLDER(s)


      DATED:                                                       , 2003
             ------------------------------------------------------
      NAME(s)
              -----------------------------------------------------------
                                 (PLEASE PRINT)

      CAPACITY
               ----------------------------------------------------------

      ADDRESS
              -----------------------------------------------------------
                                                           (ZIP CODE)
      TAX IDENTIFICATION OR
      SOCIAL SECURITY NO.
                          -----------------------------------------------
                               (SEE INSTRUCTION 9)


      AREA CODE AND TELEPHONE NO.
                                  ---------------------------------------

      -------------------------------------------------------------------
                             SIGNATURE(s) GUARANTEED
                        (SEE INSTRUCTION 2, IF REQUIRED)

      ELIGIBLE GUARANTOR INSTITUTION
                                     ------------------------------------

      OFFICIAL SIGNATURE
                         ------------------------------------------------

      DATED:                                                       , 2003
             ------------------------------------------------------


                  PAYER'S NAME: U.S. BANK NATIONAL ASSOCIATION




----------------------------- -------------------------------------------------------------------  -----------------------

                                                                                                   ----------------------
         SUBSTITUTE           PART 1-- PLEASE PROVIDE YOUR TIN IN THE BOX ON THE RIGHT AND         Social Security Number
          FORM W-9            CERTIFY BY SIGNING AND DATING BELOW (IF AWAITING TIN, WRITE
                              "APPLIED FOR" AND CHECK THE BOX IN PART 4.)                                   OR

DEPARTMENT OF THE                                                                                  ----------------------
TREASURY                                                                                           Employer Identification
INTERNAL REVENUE SERVICE                                                                                   Number

                              -------------------------------------------------------------------  -----------------------

                              PART 2-- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                              (See Page 2 of enclosed Guidelines)                                     __________________

                              -------------------------------------------------------------------  -----------------------
                              PART 3--CERTIFICATION -- Under penalties of perjury, I certify that:
PAYER'S REQUEST FOR           (1)  The  number  shown  on  this  form  is  my  correct  taxpayer          PART 4--
TAXPAYER IDENTIFICATION            identification  number  (or I am  waiting  for a number to be
NUMBER (TIN) AND                   issued to me),                                                     Awaiting TIN [ ]
CERTIFICATION
                              (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by
                                   the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that
                                   I am no longer subject to backup withholding, and

                              (3)  I am a U.S. person (including a U.S. resident alien).
                              -------------------------------------------------------------------------------------------
                              CERTIFICATION  INSTRUCTIONS-- You must cross out item (2) in Part 3 above if you have been
          PART 5--            notified  by the IRS that you are  currently  subject  to backup  withholding  because  of underreporting interest or dividends on your tax return.
   CHECK APPROPRIATE BOX:
                              THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
[ ] Individual/Sole           CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
    Proprietor
                              SIGNATURE                                              DATE
                                       --------------------------------------------      -------------
[ ] Corporation               NAME
                                  --------------------------------------------------------------------
                              BUSINESS NAME
                                           -----------------------------------------------------------
[ ] Partnership               ADDRESS
                                     -----------------------------------------------------------------
                              CITY                                  STATE            ZIP CODE
                                  --------------------------------       ----------          ---------
[ ] Other:
          ----------------


               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
                  PAYER'S NAME: U.S. Bank National Association

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide such a number.





-----------------------------------------    -----------------------------------
              Signature                                     Date



NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 OR AN APPROPRIATE FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS.

         PLEASE REVIEW ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.


                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. You must complete this Letter of Transmittal if you are a holder of Old Notes - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Old Notes - and either (1) you wish to tender the certificates representing your Old Notes to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your Old Notes by book-entry transfer to the Exchange Agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent's Message. In order to constitute a valid tender of your Old Notes, unless you comply with the procedures for Guaranteed Delivery described below, the Exchange Agent must receive the following documents at one of the addresses listed above on or prior to the expiration of the Exchange Offer: (1) certificates for the Old Notes, in proper form for transfer, or Book-Entry Confirmation of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal. Old Notes tendered in the Exchange Offer must be in denominations of $1,000 principal amount and any integral multiple thereof.


         If you are a holder of the Old Notes and wish to tender your Old Notes, but (1) the certificates for Old Notes are not immediately available, (2) time will not permit your certificates for Old Notes or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may effect a tender if: (1) the tender is made through an Eligible Guarantor Institution (as defined below); (2) prior to the expiration of the Exchange Offer, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Letter of Transmittal or a facsimile of the Letter of Transmittal, with any required signature guarantees, and a Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the amount of Old Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery -- these documents may be sent by overnight courier, registered or certified mail, facsimile transmission or hand delivery to the Exchange Agent's address set forth above, and if you elect to use this procedure, you must guarantee that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the notice of guaranteed delivery, the certificates for all tendered Old Notes, in proper form for transfer, or a book-entry transfer, as the case may be, and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent from such Eligible Guarantor Institution; and (3) the Exchange Agent receives the certificates for all tendered Old Notes, in proper form for transfer, or a book-entry transfer, as the case may be, and all other documents required by the Letter of Transmittal within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.



         THE METHOD OF DELIVERY OF CERTIFICATES FOR OLD NOTES, LETTERS OF TRANSMITTAL, AGENT'S

MESSAGES AND ALL OTHER REQUIRED DOCUMENTS IS AT YOUR ELECTION. IF YOU DELIVER YOUR OLD NOTES BY MAIL, WE RECOMMEND REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE TIMELY DELIVERY. DO NOT SEND CERTIFICATES FOR OLD NOTES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES OR OTHER REQUIRED DOCUMENTS TO HLI OPERATING COMPANY, INC.


         HLI Operating Company, Inc. will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent's Message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.


         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

         (a)      this Letter of Transmittal is signed by the registered holder
                  - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Old Notes - of Old Notes tendered with this Letter of Transmittal, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

         (b) the Old Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

         In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

         An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means any of the following that is a participant in the Securities Agents Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Medallion Program:

         o Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

         o Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange
                  Act);

         o Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve Act);

         o National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

         o Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

         3        INADEQUATE SPACE. If the space provided in the box captioned
"Description of Old Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4        PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes
will be accepted only in denominations of $1,000 principal amount and integral multiples thereof. If you are tendering less than all of the Old Notes evidenced by any certificate you are submitting, please fill in the principal amount of Old Notes which are to be tendered in column 3 ("Principal Amount of Old Notes Tendered") of the box entitled "Description of Old Notes Tendered." In that case, unless you have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions", new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will be sent to the registered holder of the Old Notes, promptly after the expiration of the Exchange Offer. All Old Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided in this Letter of Transmittal, tenders of Old Notes may be withdrawn at any time on or prior to the expiration of the Exchange Offer. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the Exchange Offer at one of the addresses listed above. Any notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn, including the principal amount of the Old Notes, and, where certificates for Old Notes have been transmitted, specify the name in which the Old Notes are registered, if different from that of the withdrawing holder. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn. The signatures on a notice of withdrawal must be guaranteed by an Eligible Guarantor Institution unless the holder is an Eligible Guarantor Institution. If Old Notes have been tendered using the procedure for book-entry transfer described in the Prospectus under the caption "The Exchange Offer - Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn Old Notes and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the validity, form and eligibility - including time of receipt - of these notices will be determined by HLI Operating Company, Inc. Any such determination will be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the registered holder without cost to that holder promptly after withdrawal, non-acceptance of tender or termination of the Exchange Offer. In the case of Old Notes tendered using the procedure for book-entry transfer described in the Prospectus under the caption "The Exchange Offer - Book-Entry Transfer," the Old Notes will be credited to the tendering holder's account with The Depository Trust Company. Properly withdrawn Old Notes may be retendered at any time on or prior to the expiration of the Exchange Offer by following one of the procedures described in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering Old Notes."


         5        SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND
ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Old Notes tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Old Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

         When this Letter of Transmittal is signed by the registered holder(s) of the Old Notes listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.


         If a person or persons other than the registered holder(s) of Old Notes signs the Letter of Transmittal, certificates for the Old Notes must be endorsed or accompanied by appropriate powers of attorney, in either case, signed exactly as the name or names of the registered holder(s) that appears on the certificates for the Old Notes.


         If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates for Old Notes or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

         6        SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are
to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 4.


         7        IRREGULARITIES. All questions as to the validity, form,
eligibility - including time of receipt - and acceptance of Old Notes tendered for exchange will be determined by HLI Operating Company, Inc. in its sole discretion. Our determination will be final and binding on all parties. We reserve the absolute right to reject any and all tenders of Old Notes improperly tendered or to not accept any Old Notes, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any Old Notes either before or after the expiration of the Exchange Offer - including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the expiration of the Exchange Offer - including the terms and conditions of the Letter of Transmittal and the accompanying instructions - will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor will we have any liability for failure to give such notification.

         8        QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.
Questions and requests for assistance may be directed to the Exchange Agent at the address and telephone number listed on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9        BACKUP WITHHOLDING; SUBSTITUTE FORM W-9; FORMS W-8. Under U.S.
federal income tax law, a holder whose tendered Old Notes are accepted for exchange is generally required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 above. If the Exchange Agent is not provided with the correct TIN on Substitute Form W-9, the IRS may subject the holder to a $50 penalty. In addition, reportable payments paid to such holders after the Exchange Offer may be subject to 28% backup withholding. To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or
(iii) the IRS has notified the holder that such holder is no longer subject to backup withholding.

         The box in Part 4 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. Consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for instructions on applying for a TIN. If the box in Part 4 is checked, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. If the holder does not provide such holder's TIN to the Exchange Agent within 60 days, 28% of all reportable payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         If the Old Notes are registered in more than one name or are not in the name of the actual holder, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain holders - including, among others, corporations, financial institutions and certain foreign persons - may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9 above to avoid possible erroneous backup withholding. In order for a nonresident alien individual or foreign entity to qualify as an exempt recipient, such person must submit an appropriate completed IRS Form W-8 (Form W-8BEN, Form W-8ECI, Form W-8EXP or Form W-8IMY), signed under penalties of perjury, attesting to that holder's exempt status. Such holders should consult a tax advisor to determine which Form W-8 is appropriate. Such forms can be obtained from the Exchange Agent or at the IRS website at http://www.irs.gov. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

         HLI Operating Company, Inc. reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligations regarding backup withholding.


         10       WAIVER OF CONDITIONS. HLI Operating Company, Inc.'s obligation to complete the Exchange Offer is subject to the conditions described in the Prospectus under the caption "The Exchange Offer - Conditions to the Exchange Offer." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part in our reasonable discretion. All conditions, other than those involving receipt of governmental approvals, must be satisfied or waived prior to acceptance of the Old Notes for exchange. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.

         11       NO CONDITIONAL TENDERS. No alternative, conditional or
contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Old Notes for exchange.

         12       LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s)
representing Old Notes have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

         13       TRANSFER TAXES. You will not be obligated to pay any transfer taxes in connection with the tender of Old Notes in the Exchange Offer unless you instruct us to register New Notes in the name of, or request that Old Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         IMPORTANT: UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL), OR, IN THE CASE OF OLD NOTES TENDERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY, AN AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER - Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

----------------------------------------------------------------------------------------------------------------------------------
                               GIVE THE SOCIAL                                                GIVE THE TAXPAYER IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:      SECURITY NUMBER OF -           FOR THIS TYPE OF ACCOUNT:       NUMBER OF -
----------------------------------------------------------------------------------------------------------------------------------
1.  Individual                 The individual                 6.  A valid trust, estate       The legal entity (Do not furnish the
                                                                  or pension trust            taxpayer identification number of the
                                                                                              personal representative or trustee
                                                                                              unless the legal entity itself is not
                                                                                              designated in the account title)(4)
----------------------------------------------------------------------------------------------------------------------------------
2.  Two or more individuals    The actual owner of the        7.  Corporate or LLC            The corporation or LLC
    (joint account)            account or, if combined            electing corporate
                               funds, the first individual        status on Form 8832
                               on the account(1)
----------------------------------------------------------------------------------------------------------------------------------
3.  Custodian account          The minor(2)                   8.  Association, club,          The organization
    of a minor (Uniform                                           religious, charitable,
    Gift to Minors Act)                                           educational, or other
                                                                  tax-exempt organization
----------------------------------------------------------------------------------------------------------------------------------
4.  a. The usual revocable     The grantor-trustee(1)         9.  Partnership or multi-       The partnership
       saving trust (grantor                                      member LLC not electing
       is also trustee)                                           corporate status on
                                                                  Form 8832
----------------------------------------------------------------------------------------------------------------------------------
    b. So-called trust         The actual owner(1)            10. A broker or                 The broker or nominee
       account that is not                                        registered nominee
       a legal or valid
       trust under state law
----------------------------------------------------------------------------------------------------------------------------------
5.  Sole proprietorship        The owner(3)                   11. Account with the            The public entity
    account or single-owner                                       Department of
    LLC disregarded as                                            Agriculture in the
    an entity separate from                                       name of a public
    its owner under Treas.                                        entity (such as a state
    Reg. ss. 301.7701-3.                                          or local government,
                                                                  school district, or
                                                                  prison) that receives
                                                                  agricultural program
                                                                  payments
----------------------------------------------------------------------------------------------------------------------------------


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's Social Security number must be furnished.

(2)   Circle the minor's name and furnish the minor's Social Security number.

(3) You must show your individual name, but you may also enter your business or "doing business" name. You may use either your Social Security number or employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when more than one name is listed, the taxpayer identification number will be considered to be that of the first name listed.

RESIDENT ALIEN INDIVIDUALS: If you are a resident alien individual and you do not have, and are not eligible to get, a Social Security number, your taxpayer identification number is your individual taxpayer identification number ("ITIN") as issued by the Internal Revenue Service. Enter it on the portion of the Substitute Form W-9 where the Social Security number would otherwise be entered. If you do not have an ITIN, see "How to Obtain a Number" below.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

NAME

If you are an individual, you must generally provide the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If you are a sole proprietor, enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business" name on the "Business Name" line. If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treas. Reg. ss. 301.7701-3, enter the owner's name on the "Name" line and enter the LLC's name on the "Business Name" line. If you are not one of the above entities, enter your business name as shown on required federal tax documents on the "Name" line. You may enter your business, trade, or "doing business" name on the "Business Name" line. Check the appropriate box in Part 5 for your status (individual/sole proprietor, corporation, etc.).

HOW TO OBTAIN A NUMBER

If you do not have a taxpayer identification number or if you do not know your taxpayer identification number, apply for one immediately. To obtain a Social Security number (for individuals), obtain Form SS-5, Application for Social Security Number Card, from your local Social Security Administration office or on-line at www.ssa.gov/online/ss5.pdf and apply for a number. To obtain an Employer Identification Number (for businesses and all other entities), obtain Form SS-4, Application for Employer Identification Number, from the Internal Revenue Service (the "IRS") by calling 1-800-TAX-FORM or on-line at www.irs.gov and apply for a number. Resident alien individuals who are not eligible to get a Social Security number and need an ITIN should obtain Form W-7, Application for Individual Taxpayer Identification Number, from the IRS and apply for a number.

If you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number on the Substitute Form W-9, check the box in Part 4, complete the accompanying certification, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the payer before you are subject to backup withholding on payments. Other payments are subject to backup withholding without regard to the 60-day rule, until you provide your taxpayer identification number. NOTE: Writing "Applied For" means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding:

        (1) An organization exempt from a tax under section 501(a) of the Internal Revenue Code (the "Tax Code"), an individual retirement plan, or a custodial account under section 403(b)(7) of the Tax Code if the account satisfies the requirements of section 401(f)(2) of the Tax Code.
        (2) The United States or any agency or instrumentality thereof.
        (3) A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.
        (4) A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
        (5) An international organization or any agency or instrumentality thereof.

     The following is a list of payees that may be exempt from backup withholding:

        (6) A corporation.
        (7) A foreign central bank of issue.
        (8) A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.
        (9) A futures commission merchant registered with the Commodity Futures Trading Commission.
        (10) A real estate investment trust.
        (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
        (12) A common trust fund operated by a bank under section 584(a) of the Tax Code.
        (13) A financial institution.
        (14) A middleman known in the investment community as a nominee or custodian.
        (15) A trust exempt from tax under section 664 of the Tax Code or described in section 4947 of the Tax Code.


For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: (a) medical and health care payments, (b) attorney's fees, and (c) payments for services paid by a federal executive agency.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

         o Payments to nonresident aliens subject to withholding under section 1441 of the Tax Code.
         o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
         o Payments of patronage dividends where the amount received is not paid in money.
         o Payments made by certain foreign organizations.
         o Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

         o Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more, is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
         o Payments of tax-exempt interest, including exempt-interest dividends under section 852 of the Tax Code.
         o Payments described in section 6049(b)(5) of the Tax Code to nonresident aliens.
         o Payments on tax-free covenant bonds under section 1451 of the Tax
         Code.
         o Payments made by certain foreign organizations.
         o Payments of mortgage or student loan interest paid to you.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN INDIVIDUAL, A FOREIGN OWNER OF A DOMESTIC DISREGARDED ENTITY, OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER AN APPROPRIATE COMPLETED FORM W-8.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Tax Code and the regulations thereunder.

PRIVACY ACT NOTICE. - Section 6109 of the Tax Code requires you to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. - If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. - Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBERS. - If the requester discloses or uses taxpayer identification numbers in violation of federal laws, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.